UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund: BlackRock MuniVest Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniVest Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 08/31/07

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock MuniVest Fund, Inc.                                          BLACKROCK
(MVF)

ANNUAL REPORT | AUGUST 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniVest Fund, Inc.

Proxy Results

During the six-month period ended August 31, 2007, the Common Stock shareholders of BlackRock MuniVest Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                                  Shares Voted     Shares Withheld
                                                                      For            From Voting
--------------------------------------------------------------------------------------------------
To elect the Fund's Directors:     G. Nicholas Beckwith, III       54,772,419         1,265,839
                                   Richard E. Cavanagh             54,782,696         1,255,562
                                   Richard S. Davis                54,769,509         1,268,749
                                   Kent Dixon                      54,749,816         1,288,442
                                   Kathleen F. Feldstein           54,748,341         1,289,917
                                   James T. Flynn                  54,765,665         1,272,593
                                   Henry Gabbay                    54,767,781         1,270,477
                                   Jerrold B. Harris               54,757,285         1,280,973
                                   R. Glenn Hubbard                54,754,696         1,283,562
                                   Karen P. Robards                54,777,419         1,260,839
                                   Robert S. Salomon, Jr.          54,749,135         1,289,123
--------------------------------------------------------------------------------------------------

During the six-month period ended August 31, 2007, the Auction Market Preferred Stock shareholders (Series A - F) of BlackRock MuniVest Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. A description of the proposal and number of shares voted for each Director are as follows:

-------------------------------------------------------------------------------------------------
                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
-------------------------------------------------------------------------------------------------
To elect the Fund's Directors:       Frank J. Fabozzi and
                                     W. Carl Kester                 12,297              98
-------------------------------------------------------------------------------------------------


2            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets embarked on a wild ride during the August reporting period. Subprime mortgage troubles intensified in the final months of the period, spawning a widespread credit and liquidity crisis that crept into other areas of the market. The U.S. Federal Reserve Board (the Fed) and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. In August, the Fed cut the discount rate, the rate charged to banks to borrow money directly from the Fed, from 6.25% to 5.75%. Another ..50% cut in the discount rate came on September 18, along with a .50% cut in the more widely followed federal funds rate. This brought the target short-term interest rate, which had remained unchanged at 5.25% for over a year, to 4.75%.

Although heightened volatility has been a recurring theme throughout the past year, the global economy (excluding the U.S. housing market) remained quite healthy. In general, equity market fundamentals also held firm -- second-quarter corporate earnings exceeded expectations (although future earnings could be at risk if the economy weakens), dividend payouts and share buybacks continued to grow, and valuations remained attractive. These tailwinds generally prevailed over such headwinds as a slowing U.S. economy and troubled housing market, although the more recent credit crunch dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. Stocks recorded their second-worst day of the year in August, yet remained comfortably in the black year-to-date.

Meanwhile, mixed economic signals and the credit market debacle made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to 4.54% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted mixed results for the six- and 12-month periods ended August 31, 2007:

Total Returns as of August 31, 2007                                                  6-month     12-month
=========================================================================================================
U.S. equities (S&P 500 Index)                                                         +5.70%      +15.13%
---------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                          +0.54       +11.36
---------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                     +5.83       +18.71
---------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                              +1.54       + 5.26
---------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                        -0.57       + 2.30
---------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)      -1.71       + 6.46
---------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           3

Fund Summary as of August 31, 2007

Fund Information

Symbol on American Stock Exchange .........................           MVF
Initial Offering Date .....................................   September 29, 1988
Yield on Closing Market Price as of 8/31/07 ($9.35)* ......          5.52%
Current Monthly Distribution per share of Common Stock** ..          $.043
Current Annualized Distribution per share of Common Stock**          $.516
Leverage as of 8/31/07*** .................................         36.58%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    The distribution is not constant and is subject to change.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                              8/31/07   8/31/06     Change      High       Low
--------------------------------------------------------------------------------
Market Price ...........      $ 9.35    $ 9.66      (3.21%)    $10.25     $ 8.60
Net Asset Value ........      $ 9.39    $ 9.93      (5.44%)    $10.12     $ 9.19
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      8/31/07      8/31/06
--------------------------------------------------------------------------------
Hospital .............................................        29%          23%
Industrial & Pollution Control .......................        16           19
Education ............................................         9            8
Power ................................................         8            8
City, County & State .................................         8           12
Transportation .......................................         6            7
Tobacco ..............................................         6            5
Tax Revenue ..........................................         6            5
Water & Sewer ........................................         5            7
Lease Revenue ........................................         4            4
Housing ..............................................         3            2
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               8/31/07      8/31/06
--------------------------------------------------------------------------------
AAA/Aaa ..............................................        33%          34%
AA/Aa ................................................        17           20
A/A ..................................................        28           24
BBB/Baa ..............................................        18           18
BB/Ba ................................................         2            2
B/B ..................................................         1            1
N/R (Not Rated) ......................................         1            1
Other** ..............................................        --***        --***
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.
**    Includes portfolio holdings in variable rate demand notes.
***   Amount is less than 1%.


4            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

The Benefits and Risks of Leveraging

BlackRock MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of August 31, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 36.58% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.

Swap Agreements

The Fund may invest in swap agreements, which are over- the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           5

Schedule of Investments as of August 31, 2007                     (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
===============================================================================
Alabama -- 3.9%
  $ 2,550    Camden, Alabama, IDB, Exempt Facilities Revenue
               Bonds (Weyerhaeuser Company), Series A, 6.125%
               due 12/01/2024                                         $   2,716
             Huntsville, Alabama, Health Care Authority Revenue
               Bonds (a):
    3,500        Series A, 5.75% due 6/01/2011                            3,773
    5,000        Series B, 5.75% due 6/01/2012                            5,471
    6,500    Prattville, Alabama, IDB, Environmental Improvement
               Revenue Bonds (International Paper Company
               Projects), AMT, Series A, 4.75% due 12/01/2030             5,616
    5,000    Selma, Alabama, IDB, Environmental Improvement
               Revenue Refunding Bonds (International Paper
               Company Project), Series B, 5.50% due 5/01/2020            5,095
===============================================================================
Arizona -- 1.9%
    4,100    Maricopa County, Arizona, IDA, Education Revenue
               Bonds (Arizona Charter Schools Project 1), Series A,
               6.75% due 7/01/2029                                        3,972
             Pima County, Arizona, IDA, Education Revenue
               Bonds (Arizona Charter Schools Project):
    2,100        Series E, 7.25% due 7/01/2031                            2,233
      500        Series I, 6.10% due 7/01/2024                              510
    1,000        Series I, 6.30% due 7/01/2031                            1,024
             Pima County, Arizona, IDA, Education Revenue
               Refunding Bonds:
    1,545        (Arizona Charter Schools Project), Series O,
                   5% due 7/01/2026                                       1,416
      560        (Arizona Charter Schools Project II), Series A,
                   6.75% due 7/01/2011 (a)                                  618
      970        (Arizona Charter Schools Project II), Series A,
                   6.75% due 7/01/2021                                    1,008
===============================================================================
California -- 20.9%
   18,850    California Health Facilities Financing Authority
               Revenue Bonds (Kaiser Permanente), Series A,
               5.25% due 4/01/2039                                       18,914
             California State, GO:
   10,665        5.50% due 4/01/2014 (a)                                 11,725
       10        5.50% due 4/01/2030                                         11
    6,100    California State, GO, Refunding, 5% due 6/01/2037            6,113
             California State Public Works Board, Lease
               Revenue Bonds:
    5,000        (Department of Corrections), Series C, 5.50%
                   due 6/01/2022                                          5,294
    6,000        (Department of Corrections), Series C, 5.50%
                   due 6/01/2023                                          6,353
   11,075        (Department of Mental Health -- Coalinga State
                   Hospital), Series A, 5.125% due 6/01/2029             11,248
   11,250    California State, Various Purpose, GO, 5.50%
               due 11/01/2033                                            11,769
    5,240    California Statewide Communities Development
               Authority, Health Facility Revenue Bonds (Memorial
               Health Services), Series A, 6% due 10/01/2023              5,529
    1,250    Chula Vista, California, IDR (San Diego Gas and
               Electric Company), AMT, Series B, 5%
               due 12/01/2027                                             1,229
             Golden State Tobacco Securitization Corporation of
               California, Tobacco Settlement Revenue Bonds (a):
   10,725        Series A-3, 7.875% due 6/01/2013                        12,896
    3,750        Series A-4, 7.80% due 6/01/2013                          4,496
    1,425        Series A-5, 7.875% due 6/01/2013                         1,713
   10,000        Series B, 5.375% due 6/01/2010                          10,436
   14,750    Golden State Tobacco Securitization Corporation of
               California, Tobacco Settlement Revenue Refunding
               Bonds, Senior Series A-1, 5.125% due 6/01/2047            13,044
===============================================================================
Colorado -- 0.6%
             Colorado HFA, Revenue Refunding Bonds
               (S/F Program), AMT, Senior Series A-2:
      560        6.60% due 5/01/2028                                        575
      200        7.50% due 4/01/2031                                        206
    3,000    Colorado Health Facilities Authority Revenue Bonds
               (Lutheran Medical Center), Series A, 5.25%
               due 6/01/2034                                              2,883
===============================================================================
Connecticut -- 0.5%
    2,810    Mohegan Tribe Indians Gaming Authority,
               Connecticut, Public Improvement Revenue
               Refunding Bonds (Priority Distribution), 6.25%
               due 1/01/2031                                              2,935
===============================================================================
Florida -- 3.9%
   11,250    Highlands County, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Adventist Health System),
               Series C, 5.25% due 11/15/2036                            11,216
   10,320    Orange County, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Adventist Health System),
               5.625% due 11/15/2012 (a)                                 11,261
===============================================================================
Georgia -- 4.5%
    1,100    Gainesville, Georgia, Redevelopment Authority,
               Educational Facilities Revenue Refunding Bonds
               (Riverside Military Academy), 5.125%
               due 3/01/2037                                              1,009
             Georgia Municipal Electric Authority, Power Revenue
               Refunding Bonds:
      250        Series W, 6.60% due 1/01/2018                              284
      250        Series W, 6.60% due 1/01/2018 (e)                          283
    4,600        Series Y, 10% due 1/01/2010 (e)                          5,242
    5,000    Houston County, Georgia, Hospital Authority
               Revenue Bonds (Houston Heart Institute Project),
               5.25% due 10/01/2035                                       5,019
             Milledgeville-Baldwin County, Georgia, Development
               Authority Revenue Bonds (Georgia College and
               State University Foundation) (a):
    4,390        5.50% due 9/01/2014                                      4,862
    3,500        5.625% due 9/01/2014                                     3,903

Portfolio Abbreviations

To simplify the listings of BlackRock MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
S/F         Single-Family
VRDN        Variable Rate Demand Notes


6            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

Schedule of Investments (continued)                               (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
===============================================================================
Georgia (concluded)
  $ 4,785    Monroe County, Georgia, Development Authority,
               PCR, Refunding (Oglethorpe Power Corporation --
               Scherer), Series A, 6.80% due 1/01/2011                $   5,186
===============================================================================
Idaho -- 0.1%
      330    Idaho Housing Agency, S/F Mortgage Revenue
               Refunding Bonds, AMT, Series E-2, 6.90%
               due 1/01/2027                                                338
===============================================================================
Illinois -- 11.7%
    5,000    Chicago, Illinois, O'Hare International Airport,
               General Airport Revenue Refunding Bonds, Third
               Lien, AMT, Series A, 5.75% due 1/01/2019 (c)               5,257
   11,200    Chicago, Illinois, O'Hare International Airport
               Revenue Bonds, Third Lien, AMT, Series B-2, 6%
               due 1/01/2029 (n)                                         12,001
       75    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
               Series C, 7% due 3/01/2032 (d)(k)                             77
   10,000    Hodgkins, Illinois, Environmental Improvement
               Revenue Bonds (Metro Biosolids Management LLC
               Project), AMT, 6% due 11/01/2023                          10,129
    2,140    Illinois Development Finance Authority Revenue
               Bonds (Community Rehabilitation Providers
               Facilities), Series A, 6.50% due 7/01/2022                 2,254
      465    Illinois Development Finance Authority, Revenue
               Refunding Bonds (Community Rehabilitation
               Providers Facilities), Series A, 6% due 7/01/2015            471
    2,500    Illinois HDA, Homeowner Mortgage Revenue
               Refunding Bonds, AMT, Sub-Series A-2, 4.90%
               due 8/01/2037                                              2,354
      455    Illinois HDA, Revenue Refunding Bonds (M/F Program),
               Series 5, 6.75% due 9/01/2023                                460
    2,694    Illinois State Finance Authority, Revenue Bonds
               (Community Rehabilitation Providers Facilities),
               4.625% due 7/01/2027                                       2,330
       13    Kane and De Kalb Counties, Illinois, Community Unit
               School District Number 302, GO, DRIVERS, Series
               283, 7.182% due 2/01/2018 (f)(m)                              15
             McLean and Woodford Counties, Illinois, Community
               Unit School District Number 005, GO, Refunding (i):
    1,005        6.25% due 12/01/2014                                     1,100
      845        6.375% due 12/01/2016                                      929
   18,550    Metropolitan Pier and Exposition Authority, Illinois,
               Dedicated State Tax Revenue Refunding Bonds
               (McCormick Place Expansion Project), Series B,
               5.75% due 6/15/2023 (c)                                   19,953
             Regional Transportation Authority, Illinois,
               Revenue Bonds:
    3,500        Series A, 7.20% due 11/01/2020 (h)                       4,227
    4,000        Series C, 7.75% due 6/01/2020 (f)                        5,127
             Will County, Illinois, School District Number 122
               (New Lenox Elementary), GO, Series A (i):
      395        6.50% due 11/01/2010 (a)                                   425
      505        6.50% due 11/01/2013                                       543
===============================================================================
Indiana -- 8.5%
   18,350    Indiana Health and Educational Facilities Financing
               Authority, Hospital Revenue Bonds (Clarian Health
               Obligation), Series A, 5.25% due 2/15/2040                18,124
    4,290    Indiana State HFA, S/F Mortgage Revenue Refunding
               Bonds, Series A, 6.80% due 1/01/2017 (j)                   4,393
    8,195    Indiana Transportation Finance Authority, Highway
               Revenue Bonds, Series A, 6.80% due 12/01/2016              9,479
   15,335    Indianapolis, Indiana, Local Public Improvement Bond
               Bank, Revenue Refunding Bonds, Series D, 6.75%
               due 2/01/2014                                             17,096
===============================================================================
Kansas -- 0.7%
    3,805    Sedgwick and Shawnee Counties, Kansas, S/F
               Mortgage Revenue Bonds (Mortgage-Backed
               Securities Program), AMT, Series A-4, 5.95%
               due 12/01/2033 (d)                                         3,850
===============================================================================
Kentucky -- 3.4%
   20,100    Louisville and Jefferson County, Kentucky,
               Metropolitan Government Health System, Revenue
               Refunding Bonds (Norton Healthcare, Inc.), 5.25%
               due 10/01/2036                                            19,659
===============================================================================
Louisiana -- 3.1%
             Louisiana Public Facilities Authority, Hospital Revenue
               Bonds (Franciscan Missionaries of Our Lady Health
               System, Inc.), Series A:
    6,220        5% due 8/15/2033                                         6,044
   11,660        5.25% due 8/15/2036                                     11,675
===============================================================================
Maine -- 0.3%
             Portland, Maine, Housing Development Corporation,
               Senior Living Revenue Bonds (Avesta Housing
               Development Corporation Project), Series A:
      775        5.70% due 8/01/2021                                        784
    1,190        6% due 2/01/2034                                         1,216
===============================================================================
Maryland -- 0.5%
    3,250    Maryland State Community Development
               Administration, Department of Housing and
               Community Development, Residential Revenue
               Refunding Bonds, AMT, Series D, 4.90%
               due 9/01/2042                                              3,034
===============================================================================
Massachusetts -- 8.8%
    2,035    Boston, Massachusetts, Water and Sewer Commission
               Revenue Bonds, 9.25% due 1/01/2011 (e)                     2,323
    3,010    Massachusetts Bay Transportation Authority, Revenue
               Refunding Bonds (General Transportation System),
               Series A, 7% due 3/01/2019                                 3,614
    3,000    Massachusetts State, HFA, Housing Revenue Bonds,
               AMT, Series A, 5.20% due 12/01/2037                        2,959
    3,955    Massachusetts State, HFA, Housing Revenue
               Refunding Bonds, AMT, Series D, 4.85%
               due 6/01/2040                                              3,662
   30,000    Massachusetts State Water Resource Authority
               Revenue Bonds, Series A, 6.50%
               due 7/15/2019 (e)                                         34,900
    3,480    Massachusetts State Water Resource Authority,
               Revenue Refunding Bonds, Series A, 6%
               due 8/01/2010 (a)(f)                                       3,730
===============================================================================
Michigan -- 8.5%
    2,500    Delta County, Michigan, Economic Development
               Corporation, Environmental Improvement Revenue
               Refunding Bonds (Mead Westvaco-Escanaba),
               Series A, 6.25% due 4/15/2012 (a)                          2,765


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           7

Schedule of Investments (continued)                               (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
===============================================================================
Michigan (concluded)
             Macomb County, Michigan, Hospital Finance
               Authority, Hospital Revenue Bonds (Mount Clemens
               General Hospital), Series B:
  $ 3,715        5.75% due 11/15/2025                                 $   3,625
    4,250        5.875% due 11/15/2034                                    4,112
             Michigan State Hospital Finance Authority, Hospital
               Revenue Refunding Bonds, Series A:
    1,900        (Crittenton Hospital), 5.625% due 3/01/2027              1,952
    2,000        (Oakwood Obligated Group), 5% due 7/15/2025              1,986
             Michigan State Hospital Finance Authority, Revenue
               Refunding Bonds:
    7,205        (Henry Ford Health System), Series A, 5.25%
                   due 11/15/2032                                         7,246
   17,100        (Henry Ford Health System), Series A, 5%
                   due 11/15/2038                                        16,474
    2,750        (Henry Ford Health System), Series A, 5.25%
                   due 11/15/2046                                         2,720
    1,000        (Sinai Hospital), 6.70% due 1/01/2026                    1,002
    7,500    Michigan Tobacco Settlement Financing Authority,
               Tobacco Settlement Asset-Backed Revenue Bonds,
               Senior Series A, 6% due 6/01/2048                          7,527
===============================================================================
Minnesota -- 1.5%
    7,235    Minneapolis, Minnesota, Health Care System
               Revenue Bonds (Allina Health System), Series A,
               5.75% due 11/15/2032                                       7,450
    1,405    Saint Cloud, Minnesota, Health Care Revenue
               Refunding Bonds (Saint Cloud Hospital Obligation
               Group), Series A, 6.25% due 5/01/2017 (i)                  1,498
===============================================================================
Mississippi -- 6.3%
             Lowndes County, Mississippi, Solid Waste Disposal
               and PCR, Refunding (Weyerhaeuser
               Company Project):
    9,160        Series A, 6.80% due 4/01/2022                           10,498
    4,500        Series B, 6.70% due 4/01/2022                            5,105
   20,705    Mississippi Business Finance Corporation, Mississippi,
               PCR, Refunding (System Energy Resources Inc.
               Project), 5.875% due 4/01/2022                            20,907
===============================================================================
Missouri -- 0.5%
    2,600    Missouri State Development Finance Board,
               Infrastructure Facilities Revenue Refunding Bonds
               (Branson), Series A, 5.50% due 12/01/2032                  2,504
      195    Missouri State Housing Development Commission,
               S/F Mortgage Revenue Bonds (Homeowner Loan),
               AMT, Series A, 7.50% due 3/01/2031 (d)                       204
===============================================================================
Montana -- 1.1%
    6,000    Forsyth, Montana, PCR, Refunding (Portland General
               Electric Company), Series A, 5.20% due 5/01/2033           6,087
===============================================================================
Nebraska -- 0.0%
      135    Nebraska Investment Finance Authority, S/F Housing
               Revenue Bonds, AMT, Series C, 6.30%
               due 9/01/2028 (d)(k)                                         136
===============================================================================
Nevada -- 0.2%
             Nevada Housing Division Revenue Bonds, AMT:
    1,105        (Multi-Unit Housing), Issue B,
                   7.45% due 10/01/2017 (b)                               1,107
        5        (S/F Program), Series A, 6.55%
                   due 10/01/2012 (j)                                         5
===============================================================================
New Hampshire -- 0.5%
    2,675    New Hampshire Health and Education Facilities
               Authority, Revenue Refunding Bonds (Elliot
               Hospital), Series B, 5.60% due 10/01/2022                  2,762
===============================================================================
New Jersey -- 6.1%
             New Jersey EDA, Cigarette Tax Revenue Bonds:
    9,080        5.50% due 6/15/2024                                      9,228
    2,885        5.75% due 6/15/2029                                      2,988
    2,855        5.50% due 6/15/2031                                      2,906
    6,695        5.75% due 6/15/2034                                      6,957
    5,980    Tobacco Settlement Financing Corporation of New
               Jersey, Asset-Backed Revenue Bonds, 7%
               due 6/01/2013 (a)                                          6,939
    7,500    Tobacco Settlement Financing Corporation of New
               Jersey, Revenue Refunding Bonds, Series 1A, 5%
               due 6/01/2041                                              6,487
===============================================================================
New Mexico -- 0.6%
    3,300    Farmington, New Mexico, PCR, Refunding (Public
               Service Company of New Mexico -- San Juan
               Project), Series A, 5.80% due 4/01/2022                    3,320
===============================================================================
New York -- 1.7%
      400    Metropolitan Transportation Authority, New York,
               Dedicated Tax Fund, Revenue Refunding Bonds,
               VRDN, Series B, 3.90% due 11/01/2022 (i)(l)                  400
    1,125    New York City, New York, City Transitional Finance
               Authority Revenue Bonds, RIB, Series 283, 8.18%
               due 11/15/2015 (m)                                         1,295
             New York City, New York, GO:
    6,480        Series F, 5.25% due 1/15/2033                            6,681
       20        Series I, 6.25% due 4/15/2017 (n)                           20
      965    New York City, New York, GO, Refunding, Series A,
               6.375% due 5/15/2014 (f)                                   1,037
      400    New York State Local Government Assistance
               Corporation, Revenue Refunding Bonds, Sub-Lien,
               VRDN, Series 4V, 3.87% due 4/01/2022 (i)(l)                  400
===============================================================================
North Carolina -- 0.7%
    4,105    Gaston County, North Carolina, Industrial Facilities
               and Pollution Control Financing Authority, Revenue
               Bonds (National Gypsum Company Project), AMT,
               5.75% due 8/01/2035                                        4,155
===============================================================================
Oklahoma -- 2.1%
    7,825    Oklahoma State Development Finance Authority,
               Revenue Refunding Bonds (Saint John Health
               System), 5% due 2/15/2042                                  7,698
    4,500    Tulsa County, Oklahoma, Industrial Authority, Health
               Care Revenue Refunding Bonds (Saint Francis
               Health System), Series B, 5% due 12/15/2036 (h)            4,530
===============================================================================
Pennsylvania -- 4.3%
    2,440    Pennsylvania State Higher Education Assistance
               Agency Revenue Bonds, Capital Acquisition,
               6.125% due 12/15/2010 (a)(c)                               2,622
    6,250    Pennsylvania State Higher Educational Facilities
               Authority Revenue Bonds (University of
               Pennsylvania Medical Center Health System),
               Series A, 6% due 1/15/2031                                 6,640
             Philadelphia, Pennsylvania, Authority for Industrial
               Development, Senior Living Revenue Bonds:
    1,000        (Arbor House Inc. Project), Series E, 6.10%
                   due 7/01/2033                                          1,028
    1,355        (Rieder House Project), Series A, 6.10%
                   due 7/01/2033                                          1,393


8            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

Schedule of Investments (continued)                               (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
===============================================================================
Pennsylvania (concluded)
  $ 9,280    Sayre, Pennsylvania, Health Care Facilities Authority,
               Revenue Bonds (Guthrie Healthcare System),
               Series B, 7.125% due 12/01/2011 (a)                    $  11,087
             Sayre, Pennsylvania, Health Care Facilities Authority,
               Revenue Refunding Bonds (Guthrie Healthcare
               System), Series A:
    1,340        6.25% due 12/01/2011 (a)                                 1,482
      410        6.25% due 12/01/2018                                       438
===============================================================================
South Carolina -- 3.7%
    1,000    Georgetown County, South Carolina, Environmental
               Improvement Revenue Refunding Bonds
               (International Paper Company Project), AMT,
               Series A, 5.55% due 12/01/2029                               988
    3,500    Lexington County, South Carolina, Health Services
               District Inc., Hospital Revenue Refunding and
               Improvement Bonds, 5.50% due 11/01/2013 (a)                3,812
             Lexington County, South Carolina, Health Services
               District Inc., Hospital Revenue Refunding Bonds:
    6,500        5% due 11/01/2032                                        6,354
    2,150        5% due 11/01/2036                                        2,086
    2,450    Medical University Hospital Authority, South Carolina,
               Hospital Facilities Revenue Refunding Bonds,
               6.50% due 8/15/2012 (a)                                    2,759
    5,000    Richland County, South Carolina, Environmental
               Improvement Revenue Refunding Bonds
               (International Paper), AMT, 6.10% due 4/01/2023            5,171
===============================================================================
South Dakota -- 0.4%
    2,605    South Dakota State Health and Educational Facilities
               Authority Revenue Bonds (Sanford Health), 5%
               due 11/01/2040                                             2,574
===============================================================================
Tennessee -- 1.1%
    2,000    McMinn County, Tennessee, IDB, Solid Waste Revenue
               Bonds (Recycling Facility -- Calhoun Newsprint),
               AMT, 7.40% due 12/01/2022                                  2,010
    4,120    Shelby County, Tennessee, Health, Educational and
               Housing Facility Board, Hospital Revenue
               Refunding Bonds (Methodist Healthcare), 6.50%
               due 9/01/2012 (a)                                          4,644
===============================================================================
Texas -- 16.1%
    7,290    Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), First Tier, Series A,
               6.70% due 1/01/2011 (a)                                    7,960
    3,055    Brazos River Authority, Texas, PCR, Refunding (TXU
               Energy Company LLC Project), AMT, Series A,
               7.70% due 4/01/2033                                        3,342
             Brazos River, Texas, Harbor Navigation District,
               Brazoria County Environmental Revenue Refunding
               Bonds (Dow Chemical Company Project):
   11,460        AMT, Series A-7, 6.625% due 5/15/2033                   12,100
    8,470        Series B-2, 4.95% due 5/15/2033                          7,976
    3,000    Gregg County, Texas, Health Facilities Development
               Corporation, Hospital Revenue Bonds (Good
               Shepherd Medical Center Project), 6.875%
               due 10/01/2010 (a)(g)                                      3,300
   10,250    Guadalupe-Blanco River Authority, Texas, Sewage
               and Solid Waste Disposal Facility Revenue Bonds
               (E. I. du Pont de Nemours and Company Project),
               AMT, 6.40% due 4/01/2026                                  10,350
    6,000    Gulf Coast Waste Disposal Authority, Texas, Revenue
               Refunding Bonds (International Paper Company),
               AMT, Series A, 6.10% due 8/01/2024                         6,179
    5,500    Harris County-Houston Sports Authority, Texas,
               Revenue Refunding Bonds, Senior Lien, Series G,
               5.75% due 11/15/2020 (c)                                   5,853
    1,790    Houston, Texas, Industrial Development Corporation
               Revenue Bonds (Air Cargo), AMT, 6.375%
               due 1/01/2023                                              1,854
      155    Mansfield, Texas, Independent School District, GO,
               Refunding, 6.625% due 2/15/2015                              165
    9,355    Matagorda County, Texas, Navigation District
               Number 1, Revenue Refunding Bonds (Centerpoint
               Energy Project), 5.60% due 3/01/2027                       9,366
    5,225    Midway, Texas, Independent School District, GO,
               Refunding, 6.125% due 8/15/2014                            5,548
    2,700    Port Corpus Christi, Texas, Revenue Refunding Bonds
               (Celanese Project), Series A, 6.45% due 11/01/2030         2,820
    5,000    Red River Authority, Texas, PCR, Refunding (Celanese
               Project), AMT, Series B, 6.70% due 11/01/2030              5,295
    3,930    Sabine River Authority, Texas, PCR, Refunding (TXU
               Electric Company Project/TXU Energy Company LLC),
                 Series C, 5.20% due 5/01/2028                            3,586
    7,850    Tarrant County, Texas, Cultural Education Facilities
               Financing Corporation Revenue Bonds (Texas
               Health Resources), Series B, 5% due 11/15/2042             7,684
===============================================================================
Vermont -- 0.2%
    1,000    Vermont Educational and Health Buildings Financing
               Agency, Developmental and Mental Health
               Revenue Bonds (Howard Center for Human
               Services), Series A, 6.375% due 6/15/2022                  1,034
===============================================================================
Virginia -- 0.6%
    1,425    Chesterfield County, Virginia, IDA, PCR (Virginia
               Electric and Power Company), Series A, 5.875%
               due 6/01/2017                                              1,508
    2,250    Fairfax County, Virginia, EDA, Residential Care
               Facilities, Mortgage Revenue Refunding Bonds
               (Goodwin House, Inc.), 5.125% due 10/01/2042               2,006
===============================================================================
Washington -- 3.5%
        3    Energy Northwest, Washington, Electric Revenue
               Refunding Bonds, DRIVERS, Series 255, 7.68%
               due 7/01/2018 (h)(m)                                           3
    2,370    Seattle, Washington, Housing Authority Revenue
               Bonds (Replacement Housing Project), 6.125%
               due 12/01/2032                                             2,389
      408    Washington State, GO, Trust Receipts, Class R,
               Series 6, 7.609% due 1/01/2014 (i)(m)                        449
   14,319    Washington State Public Power Supply System,
               Revenue Refunding Bonds (Nuclear Project
               Number 1), Series B, 7.125% due 7/01/2016                 17,419
===============================================================================
Wisconsin -- 1.7%
    1,765    Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
               AMT, 6.50% due 1/01/2025                                   1,838
    5,000    Wisconsin State Health and Educational Facilities
               Authority, Mortgage Revenue Bonds (Hudson
               Memorial Hospital), 5.70% due 1/15/2029 (j)                5,180
    3,040    Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (SynergyHealth Inc.), 6%
               due 11/15/2032                                             3,113
===============================================================================


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           9

Schedule of Investments (continued)                               (in Thousands)

     Face
   Amount    Municipal Bonds                                            Value
===============================================================================
U.S. Virgin Islands -- 1.4%
  $ 8,000    Virgin Islands Government Refinery Facilities, Revenue
               Refunding Bonds (Hovensa Coker Project), AMT,
               6.50% due 7/01/2021                                   $    8,395
-------------------------------------------------------------------------------
             Total Municipal Bonds
             (Cost -- $761,066) -- 136.1%                               788,131
===============================================================================

===============================================================================
             Municipal Bonds Held in Trust (q)
===============================================================================
Illinois -- 7.7%
   14,000    Chicago, Illinois, O'Hare International Airport,
               General Airport Revenue Refunding Bonds, Third Lien,
               AMT, Series A, 5.75% due 1/01/2020 (c)                    14,720
   17,080    Chicago, Illinois, O'Hare International Airport
               Revenue Bonds, Third Lien, AMT, Series B-2, 6%
               due 1/01/2027 (c)                                         18,331
             Kane and De Kalb Counties, Illinois, Community Unit
               School District Number 302, GO (f):
    2,975        5.75% due 2/01/2018                                      3,297
    2,710        5.75% due 2/01/2019                                      3,004
    4,780        5.75% due 2/01/2021                                      5,298
===============================================================================
Massachusetts -- 3.5%
   20,000    Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, Series A, 5%
               due 8/15/2030 (i)                                         20,514
===============================================================================
New York -- 7.5%
   13,500    New York City, New York, City Transitional Finance
               Authority Revenue Bonds, Future Tax Secured,
               Series B, 6.25% due 11/15/2018                            14,522
   26,750    New York State Dormitory Authority, State University
               Educational Facilities, Revenue Refunding Bonds,
               Series 1989, 6% due 5/15/2010 (a)(c)                      28,629
===============================================================================
Oregon -- 1.2%
    6,610    Portland, Oregon, Sewer System Revenue Bonds,
               Series A, 5.75% due 8/01/2010 (a)(f)                       6,992
===============================================================================
Texas -- 6.4%
   20,970    Harris County, Texas, Health Facilities Development
               Corporation, Revenue Refunding Bonds (School
               Health Care System), Series B, 5.75%
               due 7/01/2027 (e)                                         23,868
   12,500    San Antonio, Texas, Electric and Gas Revenue Bonds,
               Series A, 5.75% due 2/01/2010 (a)                         13,095
===============================================================================
Washington -- 9.0%
             Energy Northwest, Washington, Electric Revenue
               Refunding Bonds:
   11,660        (Columbia Generating Station),
                   Series A, 5.75% due 7/01/2018 (c)                     12,543
    7,015        (Columbia Generating Station),
                   Series B, 6% due 7/01/2018 (h)                         7,622
   14,700        (Project Number 1), Series B, 6%
                   due 7/01/2017 (c)                                     16,023
   15,385    Washington State, Various Purpose, GO, Series B, 6%
               due 1/01/2010 (a)(i)                                      16,172
-------------------------------------------------------------------------------
             Total Municipal Bonds Held in Trust
             (Cost -- $201,037) -- 35.3%                                204,630
===============================================================================

===============================================================================
   Shares
     Held    Short-Term Securities
===============================================================================
    7,923    Merrill Lynch Institutional Tax-Exempt Fund,
               3.75% (o)(p)                                               7,923
-------------------------------------------------------------------------------
             Total Short-Term Securities
             (Cost -- $7,923) -- 1.4%                                     7,923
===============================================================================
Total Investments (Cost -- $970,026*) -- 172.8%                       1,000,684

Other Assets Less Liabilities -- 1.9%                                    11,063

Liability for Trust Certificates, including
  Interest Expense Payable -- (16.9%)                                   (98,186)

Preferred Stock, at Redemption Value -- (57.8%)                        (334,482)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  579,079
                                                                     ==========


10            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

Schedule of Investments (concluded)                               (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 875,324
                                                                      =========
      Gross unrealized appreciation ..............................    $  39,953
      Gross unrealized depreciation ..............................      (12,196)
                                                                      ---------
      Net unrealized appreciation ................................    $  27,757
                                                                      =========

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   FNMA/GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j)   FHA Insured.
(k)   FHLMC Collateralized.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   XL Capital Insured.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          7,501          $342
      --------------------------------------------------------------------------

(p)   Represents the current yield as of August 31, 2007.
(q) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See note 1(c) to financial statements for details of municipal bonds held in trust.
o Forward interest rate swaps outstanding as of August 31, 2007 were as follows:

      -------------------------------------------------------------------------
                                                      Notional      Unrealized
                                                      Amounts      Depreciation
      -------------------------------------------------------------------------
      Pay a fixed rate of 4.0025% and receive
        a floating rate based on 1-week Bond
        Market Association Rate

        Broker, Goldman Sachs
        Expires October 2017                          $ 8,750      $       (169)

      Pay a fixed rate of 3.983% and receive
        a floating rate based on 1-week (SIFMA)
        Municipal Swap Index Rate

        Broker, JPMorgan Chase
        Expires November 2017                         $25,000              (440)

      Pay a fixed rate of 4.117% and receive
        a floating rate based on 1-week (SIFMA)
        Municipal Swap Index Rate

        Broker, JPMorgan Chase
        Expires November 2027                         $16,250              (102)

      Pay a fixed rate of 4.357% and receive
        a floating rate based on 1-week (SIFMA)
        Municipal Swap Index rate

        Broker, JPMorgan Chase
        Expires November 2027                         $17,250              (614)
      -------------------------------------------------------------------------
      Total                                                        $     (1,325)
                                                                   ============

      See Notes to Financial Statements.


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           11

Statement of Net Assets

As of August 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $962,103,015) .                     $  992,761,474
            Investments in affiliated securities, at value (identified cost -- $7,923,006) .....                          7,923,006
            Cash ...............................................................................                             20,503
            Receivables:
                Interest .......................................................................    $  13,507,646
                Securities sold ................................................................       10,589,337        24,096,983
                                                                                                    -------------
            Prepaid expenses ...................................................................                             11,879
                                                                                                                     --------------
            Total assets .......................................................................                      1,024,813,845
                                                                                                                     --------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates .................................................................                         97,603,890
            Unrealized depreciation on forward interest rate swaps .............................                          1,325,162
            Payables:
                Securities purchased ...........................................................        8,504,101
                Dividends to Common Stock shareholders .........................................        2,652,477
                Interest expense and fees ......................................................          582,309
                Investment adviser .............................................................          423,729
                Other affiliates ...............................................................            6,872        12,169,488
                                                                                                    -------------
            Accrued expenses ...................................................................                            154,881
                                                                                                                     --------------
            Total liabilities ..................................................................                        111,253,421
                                                                                                                     --------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Stock, at redemption value, par value $.10 per share; 10,000,000 shares authorized (2,000 Series A Shares, 2,000 Series B Shares, 2,000 Series C Shares,
              2,000 Series D Shares, 3,000 Series E Shares and 2,360 Series F Shares) of
              AMPS* authorized, issued and outstanding at $25,000 per share
              liquidation preference ...........................................................                        334,481,836
                                                                                                                     --------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock ..............................................                     $  579,078,588
                                                                                                                     ==============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share; 150,000,000 shares authorized
              (61,685,521 shares issued and outstanding) .......................................                     $    6,168,552
            Paid-in capital in excess of par ...................................................                        567,772,977
            Undistributed investment income -- net .............................................    $   5,076,193
            Accumulated realized capital losses -- net .........................................      (29,272,431)
            Unrealized appreciation -- net .....................................................       29,333,297
                                                                                                    -------------
            Total accumulated earnings -- net ..................................................                          5,137,059
                                                                                                                     --------------
            Total -- Equivalent to $9.39 net asset value per share of Common Stock
              (market price -- $9.35) ..........................................................                     $  579,078,588
                                                                                                                     ==============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

Statement of Operations

For the Year Ended August 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ...........................................................................                      $  54,580,420
            Dividends from affiliates ..........................................................                            342,205
                                                                                                                      -------------
            Total income .......................................................................                         54,922,625
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...........................................................    $   4,738,588
            Interest expense and fees ..........................................................        3,887,805
            Commission fees ....................................................................          845,251
            Accounting services ................................................................          261,509
            Transfer agent fees ................................................................           96,130
            Professional fees ..................................................................           91,159
            Printing and shareholder reports ...................................................           61,848
            Custodian fees .....................................................................           44,395
            Pricing fees .......................................................................           30,821
            Directors' fees and expenses .......................................................           30,160
            Listing fees .......................................................................           14,687
            Other ..............................................................................           62,960
                                                                                                    -------------
            Total expenses before reimbursement ................................................       10,165,313
            Reimbursement of expenses ..........................................................          (19,265)
                                                                                                    -------------
            Total expenses after reimbursement .................................................                         10,146,048
                                                                                                                      -------------
            Investment income -- net ...........................................................                         44,776,577
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net .............................................................        3,061,655
                Forward interest rate swaps -- net .............................................       (1,035,331)        2,026,324
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net .............................................................      (35,262,132)
                Forward interest rate swaps -- net .............................................         (509,987)      (35,772,119)
                                                                                                    -------------------------------
            Total realized and unrealized loss -- net ..........................................                        (33,745,795)
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ............................................................                        (12,083,580)
                                                                                                                      -------------
           Net Decrease in Net Assets Resulting from Operations ................................                      $  (1,052,798)
                                                                                                                      =============

      See Notes to Financial Statements.


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           13

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                               August 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $  44,776,577     $  43,135,016
            Realized gain -- net ...............................................................        2,026,324         5,325,206
            Change in unrealized appreciation/depreciation -- net ..............................      (35,772,119)      (19,895,286)
            Dividends to Preferred Stock shareholders ..........................................      (12,083,580)      (10,449,162)
                                                                                                    -------------------------------
            Net increase (decrease) in net assets resulting from operations ....................       (1,052,798)       18,115,774
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................      (32,123,465)      (36,781,273)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders ...      (32,123,465)      (36,781,273)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends ...        2,642,853           715,039
                                                                                                    -------------------------------
            Net increase in net assets resulting from capital stock transactions ...............        2,642,853           715,039
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets applicable to Common Stock ............................      (30,533,410)      (17,950,460)
            Beginning of year ..................................................................      609,611,998       627,562,458
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 579,078,588     $ 609,611,998
                                                                                                    ===============================
                * Undistributed investment income -- net .......................................    $   5,076,193     $   4,506,661
                                                                                                    ===============================

      See Notes to Financial Statements.


14            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

Financial Highlights

The following per share data
and ratios have been derived                                                         For the Year Ended August 31,
from information provided in                                       ----------------------------------------------------------------
the financial statements.                                             2007          2006          2005          2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year .................    $   9.93      $  10.23      $   9.91      $   9.54      $   9.76
                                                                   ----------------------------------------------------------------
           Investment income -- net*** ........................         .73           .70           .74           .72           .72
           Realized and unrealized gain (loss) -- net .........        (.55)         (.23)          .35           .36          (.26)
           Less dividends to Preferred Stock
               shareholders from investment
               income -- net ..................................        (.20)         (.17)         (.10)         (.04)         (.05)
                                                                   ----------------------------------------------------------------
           Total from investment operations ...................        (.02)          .30           .99          1.04           .41
                                                                   ----------------------------------------------------------------
           Less dividends to Common Stock
               shareholders from investment
               income -- net ..................................        (.52)         (.60)         (.67)         (.66)         (.63)
                                                                   ----------------------------------------------------------------
           Offering costs resulting from the issuance
               of Preferred Stock .............................          --            --            --++        (.01)           --
                                                                   ----------------------------------------------------------------
           Net asset value, end of year .......................    $   9.39      $   9.93      $  10.23      $   9.91      $   9.54
                                                                   ----------------------------------------------------------------
           Market price per share, end of year ................    $   9.35      $   9.66      $  10.15      $   9.30      $   8.80
                                                                   ================================================================
===================================================================================================================================
Total Investment Return+
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share .................        (.30%)        3.27%        10.64%        11.60%         4.79%
                                                                   ================================================================
           Based on market price per share ....................        2.05%         1.26%        16.97%        13.53%         3.56%
                                                                   ================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement and
               excluding interest expense and fees* ...........        1.02%         1.04%         1.02%          .94%          .95%
                                                                   ================================================================
           Expenses, net of reimbursement* ....................        1.66%         1.60%         1.45%         1.23%         1.24%
                                                                   ================================================================
           Total expenses* ....................................        1.66%         1.60%         1.45%         1.23%         1.24%
                                                                   ================================================================
           Total investment income -- net* ....................        7.33%         7.11%         7.38%         7.37%         7.33%
                                                                   ================================================================
           Amount of dividends to Preferred Stock
               shareholders ...................................        1.98%         1.72%         1.02%          .43%          .50%
                                                                   ================================================================
           Investment income -- net, to Common Stock
               shareholders ...................................        5.35%         5.39%         6.36%         6.94%         6.83%
                                                                   ================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Dividends to Preferred Stock shareholders ..........        3.59%         3.13%         1.90%          .95%         1.11%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets applicable to Common Stock,
               end of year (in thousands) .....................    $579,079      $609,612      $627,562      $607,842      $585,022
                                                                   ================================================================
           Preferred Stock outstanding at liquidation
               preference, end of year (in thousands) .........    $334,000      $334,000      $334,000      $334,000      $275,000
                                                                   ================================================================
           Portfolio turnover .................................          39%           56%           49%           40%           38%
                                                                   ================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
           Asset coverage per $1,000 ..........................    $  2,734      $  2,825      $  2,879      $  2,820      $  3,127
                                                                   ================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
           Series A -- Investment income -- net ...............    $    897      $    750      $    477      $    244      $    266
                                                                   ================================================================
           Series B -- Investment income -- net ...............    $    917      $    822      $    458      $    238      $    278
                                                                   ================================================================
           Series C -- Investment income -- net ...............    $    917      $    803      $    485      $    239      $    269
                                                                   ================================================================
           Series D -- Investment income -- net ...............    $    906      $    773      $    478      $    242      $    306
                                                                   ================================================================
           Series E -- Investment income -- net ...............    $    888      $    770      $    464      $    229      $    269
                                                                   ================================================================
           Series F** -- Investment income -- net .............    $    910      $    781      $    485            --            --
                                                                   ================================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
**    Series F was issued on August 31, 2004.
***   Based on average shares outstanding.
+ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           15

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market reflecting the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


16            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At August 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $204,629,901, the related liability for trust certificates was $97,603,890 and the range of interest rates on the liability for trust certificates was 3.682% to 3.734%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           17
taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implication of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including net assets acquired from the sale of Preferred Stock. The Manager (and previously FAM) has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager (and previously FAM) indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the period September 1, 2006 to September 29, 2006, FAM reimbursed the Fund in the amount of $1,469. For the period September 30, 2006 to August 31, 2007, the Manager reimbursed the Fund in the amount of $17,796.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For the year ended August 31, 2007, the Fund reimbursed FAM and the Manager $988 and $16,104, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, Merrill Lynch and/or MLIM.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2007 were $401,058,986 and $398,163,459, respectively.


18            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

Notes to Financial Statements (concluded)

4. Capital Stock Transactions:

Common Stock

At August 31, 2007, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Shares issued and outstanding for the years ended August 31, 2007 and August 31, 2006 increased by 267,589 and 71,644 respectively, as a result of dividend reinvestments.

Preferred Stock

Shares of Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at August 31, 2007 were as follows: Series A, 4.10%; Series B, 3.58%; Series C, 3.95%; Series D, 3.78%; Series E, 3.60%; and Series F, 4.00%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375% calculated on the proceeds of each auction. For the year ended August 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Manager, received $331,125 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.043000 per share on October 1, 2007 to shareholders of record on September 14, 2007.

The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                       8/31/2007      8/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $44,207,045    $47,230,435
                                                      --------------------------
Total distributions ..............................    $44,207,045    $47,230,435
                                                      ==========================

As of August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $  3,243,931
Undistributed long-term capital gains -- net ................              --
Total undistributed earnings -- net .........................       3,243,931
Capital loss carryforward ...................................     (13,312,422)*
Unrealized gains -- net .....................................      15,205,550**
Total accumulated earnings -- net ...........................    $  5,137,059
                                                                 ============

* On August 31, 2007, the Fund had a net capital loss carryforward of $13,312,422, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between the book and tax treatment of residual interests in tender option bond trusts.


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniVest Fund, Inc. as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniVest Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 26, 2007

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniVest Fund, Inc. during the taxable year ended August 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


20            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           21

Officers and Directors

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    present  Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and                   Equities, Chairman of the BlackRock Retail
1954                       Director              Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr.
                                 Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
                                 Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


22            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes**         Director     1988 to  Professor Emeritus of Finance, School of      46 Funds        None
P.O. Box 9095                           present  Business, State University of New York at     48 Portfolios
Princeton, NJ 08543-9095                         Albany since 2000 and Professor thereof from
1940                                             1989 to 2000; International Consultant,
                                                 Urban Institute, Washington, D.C. from 1995
                                                 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery      Director     1994 to  Professor, Harvard Business School since      46 Funds        Newell Rubbermaid,
P.O. Box 9095                           present  1989; Associate Professor, J.L. Kellogg       48 Portfolios   Inc. (manufacturing)
Princeton, NJ 08543-9095                         Graduate School of Management, Northwestern
1952                                             University from 1985 to 1989; Associate
                                                 Professor, Graduate School of Business
                                                 Administration, University of Michigan from
                                                 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director,
                                                 McLean Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid            Director     2004 to  Self-employed consultant since 2001; Counsel  46 Funds        None
P.O. Box 9095                           present  of Alliance Capital Management (investment    48 Portfolios
Princeton, NJ 08543-9095                         adviser) in 2000; General Counsel, Director
1945                                             and Secretary of Sanford C. Bernstein & Co.,
                                                 Inc. (investment adviser/broker-dealer) from
                                                 1997 to 2000; Secretary, Sanford C.
                                                 Bernstein Fund, Inc. from 1994 to 2000;
                                                 Director and Secretary of SCB, Inc. since
                                                 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; Director of
                                                 Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S. Suddarth         Director     2000 to  President, Middle East Institute, from 1995   46 Funds        None
P.O. Box 9095                           present  to 2001; Foreign Service Officer, United      48 Portfolios
Princeton, NJ 08543-9095                         States Foreign Service, from 1961 to 1995
1935                                             and Career Minister from 1989 to 1995;
                                                 Deputy Inspector General, U.S. Department of
                                                 State, from 1991 to 1994; U.S. Ambassador to
                                                 the Hashemite Kingdom of Jordan from 1987 to
                                                 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West            Director     1988 to  Professor of Finance from 1984 to 1995, Dean  46 Funds        Bowne & Co., Inc.
P.O. Box 9095                           present  from 1984 to 1993 and since 1995 Dean         48 Portfolios   (financial printers);
Princeton, NJ 08543-9095                         Emeritus of New York University's Leonard N.                  Vornado Realty
1938                                             Stern School of Business Administration.                      Trust (real estate
                                                                                                               company);
                                                                                                               Alexander's, Inc.
                                                                                                               (real estate company)
------------------------------------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           23

Officers and Directors (concluded)

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
P.O. Box 9011              President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
Princeton, NJ 08543-9011   and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
1960                       Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present

------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Fund Chief   2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton, NJ 08543-9011   Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
1965                                             2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
                                                 Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Fund         2004 to  Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011              Secretary    2007     from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ 08543-9011                         with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
1960                                             Princeton Services from 2004 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Fund         2007 to  Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
P.O. Box 9011              Secretary    present  BlackRock, Inc. since 2006; General Counsel (U.S.), Goldman Sachs Asset Management
Princeton, NJ 08543-9011                         from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286


24            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007           25

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


26            BLACKROCK MUNIVEST FUND, INC.           AUGUST 31, 2007

BlackRock MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of BlackRock MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniVest Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10787-8/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

------------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees           (b) Audit-Related Fees(1)        (c) Tax Fees(2)         (d) All Other Fees(3)
------------------------------------------------------------------------------------------------------------------------------------
                     Current        Previous      Current        Previous      Current        Previous      Current        Previous
                    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year
  Entity Name          End            End           End            End           End            End           End            End
------------------------------------------------------------------------------------------------------------------------------------
BlackRock
MuniVest Fund, Inc.  $55,350       $30,500        $3,500        $3,500         $6,100        $6,000         $1,042        $0
------------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                             Current Fiscal      Previous Fiscal
                     Entity Name                Year End            Year End
            --------------------------------------------------------------------
            BlackRock MuniVest Fund, Inc.       $295,142           $3,108,000
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            Ronald W. Forbes
            Cynthia A. Montgomery
            Jean Margo Reid
            Roscoe S. Suddarth
            Richard R. West
            Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction.................................................................

Scope of Committee Responsibilities..........................................

Special Circumstances........................................................

Voting Guidelines............................................................

      Boards of Directors....................................................

      Auditors...............................................................

      Compensation and Benefits..............................................

      Capital Structure......................................................

      Corporate Charter and By-Laws..........................................

      Corporate Meetings.....................................................

      Investment Companies...................................................

      Environmental and Social Issues........................................

Notice to Clients............................................................

                      Proxy Voting Policies and Procedures

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

      Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

      o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

      o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

      The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

      A. Boards of Directors

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
#     VOTE and DESCRIPTION
--------------------------------------------------------------------------------
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
      o     voted to implement or renew a "dead-hand" poison pill
      o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o failed to act on takeover offers where the majority of the shareholders have tendered their shares
      o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
      o     sit on more than six boards of public companies
--------------------------------------------------------------------------------
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
--------------------------------------------------------------------------------
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A.5   AGAINST proposals supporting cumulative voting
--------------------------------------------------------------------------------
A.6   FOR proposals eliminating cumulative voting
--------------------------------------------------------------------------------
A.7   FOR proposals supporting confidential voting
--------------------------------------------------------------------------------
A.8   FOR proposals seeking election of supervisory board members
--------------------------------------------------------------------------------
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
--------------------------------------------------------------------------------
A.10  AGAINST shareholder proposals for term limits for directors
--------------------------------------------------------------------------------
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
--------------------------------------------------------------------------------
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
--------------------------------------------------------------------------------
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
--------------------------------------------------------------------------------
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
--------------------------------------------------------------------------------
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
--------------------------------------------------------------------------------
A.17  FOR proposals to elect account inspectors
--------------------------------------------------------------------------------
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
--------------------------------------------------------------------------------
A.19  FOR proposals permitting shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.21  FOR proposals permitting shareholder ability to remove directors directly
--------------------------------------------------------------------------------
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
--------------------------------------------------------------------------------

      B. Auditors

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
B.1   FOR approval of independent auditors, except for
      o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
      o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
      o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
--------------------------------------------------------------------------------
B.2   FOR proposals seeking authorization to fix the remuneration of auditors
--------------------------------------------------------------------------------
B.3   FOR approving internal statutory auditors
--------------------------------------------------------------------------------
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

      C. Compensation and Benefits

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
--------------------------------------------------------------------------------
C.2   FOR proposals to eliminate retirement benefits for outside directors
--------------------------------------------------------------------------------
C.3   AGAINST proposals to establish retirement benefits for outside directors
--------------------------------------------------------------------------------
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
--------------------------------------------------------------------------------
C.5   AGAINST proposals to reprice stock options
--------------------------------------------------------------------------------
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
--------------------------------------------------------------------------------
C.8   AGAINST proposals seeking to pay outside directors only in stock
--------------------------------------------------------------------------------
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

      D. Capital Structure

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
--------------------------------------------------------------------------------
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
--------------------------------------------------------------------------------
D.3   FOR management proposals approving share repurchase programs
--------------------------------------------------------------------------------
D.4   FOR management proposals to split a company's stock
--------------------------------------------------------------------------------
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
--------------------------------------------------------------------------------
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

      E. Corporate Charter and By-Laws

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
E.1   AGAINST proposals seeking to adopt a poison pill
--------------------------------------------------------------------------------
E.2   FOR proposals seeking to redeem a poison pill
--------------------------------------------------------------------------------
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
--------------------------------------------------------------------------------
E.4   FOR management proposals to change the company's name
--------------------------------------------------------------------------------

      F. Corporate Meetings

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
--------------------------------------------------------------------------------
F.2   FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
--------------------------------------------------------------------------------
F.4   FOR proposals approving the discharge of management and the supervisory board
--------------------------------------------------------------------------------
F.5   FOR proposals approving the allocation of income and the dividend
--------------------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
--------------------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
F.8   FOR proposals appointing inspectors of elections
--------------------------------------------------------------------------------
F.9   FOR proposals electing a chair of the meeting
--------------------------------------------------------------------------------
F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
--------------------------------------------------------------------------------
F.11  AGAINST proposals to require rotating sites for shareholder meetings
--------------------------------------------------------------------------------

      G. Investment Companies

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
      o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
--------------------------------------------------------------------------------
G.2   FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
G.3   AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
--------------------------------------------------------------------------------
G.6   FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

      H. Environmental and Social Issues

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
--------------------------------------------------------------------------------
H.2   AGAINST proposals seeking to have companies provide non-required reports on:
      o     environmental liabilities;
      o     bank lending policies;
      o     corporate political contributions or activities;
      o     alcohol advertising and efforts to discourage drinking by minors;
      o     costs and risk of doing business in any individual country;
      o     involvement in nuclear defense systems
--------------------------------------------------------------------------------
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
--------------------------------------------------------------------------------
H.4   AGAINST proposals seeking implementation of the CERES principles
--------------------------------------------------------------------------------

                                Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

----------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of August 31, 2007.

            (a)(1) BlackRock MuniVest Fund, Inc. is managed by a team of investment professionals comprised of Fred K. Stuebe, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Stuebe is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Stuebe has been the Fund's portfolio manager since 1989.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. Stuebe joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2006. He has 25 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been a portfolio manager with BlackRock or MLIM since 1989.

            (a)(2) As of August 31, 2007:

            ----------------------------------------------------------------------------------------------------------------------
                                                                                            (iii) Number of Other Accounts and
                                            (ii) Number of Other Accounts Managed            Assets for Which Advisory Fee is
                                                   and Assets by Account Type                        Performance-Based
            ----------------------------------------------------------------------------------------------------------------------
                                            Other                                         Other
                 (i) Name of             Registered       Other Pooled                  Registered     Other Pooled
                   Portfolio             Investment        Investment        Other      Investment      Investment         Other
                   Manager                Companies         Vehicles        Accounts     Companies       Vehicles         Accounts
            ----------------------------------------------------------------------------------------------------------------------
            Fred K. Stuebe                   7                 0               0             0               0               0
                                      $ 2,243,018,545         $0              $0            $0              $0              $0
            ----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor                 80                 0               0             0               0               0
                                      $26,974,570,555         $0              $0            $0              $0              $0
            ----------------------------------------------------------------------------------------------------------------------
            Theodore R. Jaeckel, Jr.        80                 1               0             0               1               0
                                      $26,974,570,555     $24,757,202         $0            $0          $24,757,202         $0
            ----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of August 31, 2007:

            Portfolio Manager Compensation

                  Compensation Program

                  The elements of total compensation for portfolio managers on
            BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                  Base compensation

                  Like that of many asset management firms, base salaries
            represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                  Performance-Based Compensation

                  BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general, closed-end, leveraged municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                  Long-Term Retention and Incentive Plan (LTIP)

                  The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                  Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                  Stock Bonus

                  A portion of the dollar value of the total annual
            performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                  Other Compensation Programs

                  Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                  Other Benefits

                  Portfolio managers are also eligible to participate in
            broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

            (a)(4) Beneficial Ownership of Securities. As of August 31, 2007, none of Messrs. Stuebe, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniVest Fund, Inc.

Date: October 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniVest Fund, Inc.

Date: October 22, 2007


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniVest Fund, Inc.

Date: October 22, 2007